8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 25, 2005

Wachovia Asset Securitization Issuance, LLC
(Issuer in respect of the Asset-Backed Notes, Series 2004-HE1)

(Exact name of registrant as specified in its charter)

North Carolina	333-109298-02	56-1967773

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

301 S. College Street, Suite D, Charlotte, NC 28288-5578 (Address of principal executive officer)

Registrant's Telephone Number, including area code: (704) 383-6044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached herein as Exhibit 20 hereto is a copy of the Monthly Statement sent to Securityholders with respect to the February 25, 2005 Remittance Date.

Item 9.01 Financial Statements and Exhibits

Item 601 (a) of Regulation
S-K Exhibit Number

20        Monthly Statement to Securityholders with respect to the February 25, 2005 Remittance Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WACHOVIA BANK, NA

By: \s\ Jeff Noftsger Name: Jeff Noftsger Title: Vice President	Dated: February 25, 2005

Exhibit Index

20      Monthly Statement sent to Securityholders with respect to the February 25, 2005 Remittance Date.